UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 14, 2021
(July 14, 2021)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.
PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Public Service Company of New Mexico
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-06986
IRS Employer Identification No. - 85-0019030

Texas-New Mexico Power Company
(A Texas Corporation)
577 N. Garden Ridge Blvd.
Lewisville, Texas 75067
Telephone Number - (972) 420-4189
Commission File No. - 002-97230
IRS Employer Identification No. - 75-0204070
____________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Public Service Company of New Mexico (“PNM”) 2021 Senior Unsecured Notes

On July 14, 2021, PNM entered into a Note Purchase Agreement (the “PNM Note Purchase Agreement”) with the institutional investors party thereto for the sale of $160.0 million aggregate principal amount of senior unsecured notes in the following series and denominations: (i) $80.0 million aggregate principal amount of its 2.59% Senior Unsecured Notes, Series A, due July 15, 2033, and (ii) $80.0 million aggregate principal amount of its 3.14% Senior Unsecured Notes, Series B, due July 15, 2041 (the “PNM 2021 SUNs”). The PNM 2021 SUNs were issued on July 14, 2021 in a private placement transaction in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). Interest on the PNM 2021 SUNs is payable semiannually on January 15 and July 15 of each year, commencing on January 15, 2022.

PNM will use the gross proceeds from the PNM 2021 SUNs to prepay without penalty on July 15, 2021, $160.0 million of PNM’s 5.35% Senior Unsecured Notes that were scheduled to mature on October 1, 2021.

The terms of the PNM Note Purchase Agreement, which continue to apply so long as any of the PNM 2021 SUNs are outstanding, include customary covenants, including a covenant that requires PNM to maintain a debt-to-capitalization ratio of less than or equal to 65%, customary events of default, including a cross-default provision, and covenants regarding parity of financial covenants, liens and guarantees with respect to PNM’s material credit facilities. In the event of a change of control (as defined in the PNM Note Purchase Agreement, which definition would not include the pending merger between PNM Resources, Inc. and Avangrid), PNM will be required to offer to prepay the PNM 2021 SUNs at par. PNM has the right to redeem any or all of the PNM 2021 SUNs prior to their maturities, subject to payment of a customary make-whole premium.

The foregoing description is qualified in its entirety by the PNM Note Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Texas-New Mexico Power Company (“TNMP”) 2021 Bond Purchase Agreement

On July 14, 2021, TNMP entered into a Bond Purchase Agreement (the “TNMP Bond Purchase Agreement”) with the institutional investors party thereto for the sale of $65.0 million aggregate principal amount of TNMP first mortgage bonds (the “TNMP 2021 Bonds”) offered in a private placement transaction. Under the TNMP Bond Purchase Agreement, TNMP has agreed to issue, on or about August 16, 2021, $65.0 million aggregate principal amount of its 2.44% First Mortgage Bonds, due August 15, 2035. The issuance of the TNMP 2021 Bonds is subject to the satisfaction of customary conditions, including continuing compliance with the representations, warranties and covenants of the TNMP 2021 Bond Purchase Agreement. TNMP will use the proceeds from the TNMP 2021 Bonds for the repayment of existing debt and other general corporate purposes.

The TNMP 2021 Bonds will be secured by a first mortgage on substantially all of TNMP’s property, subject to excepted encumbrances, reservations, contracts, and other exceptions. The TNMP 2021 Bonds will be issued pursuant to TNMP’s First Mortgage Indenture dated as of March 23, 2009 (the “First Mortgage Indenture”), between TNMP and U.S. Bank, N.A. (as ultimate successor to The Bank of New York Mellon Trust Company, N.A.), as Trustee, as previously supplemented and amended and as to be further supplemented by a fourteenth supplemental indenture to be dated on or about August 16, 2021 (providing for the issuance of $65.0 million of TNMP 2021 Bonds). A copy of the First Mortgage Indenture was filed by TNMP as an exhibit to its Current Report on Form 8-K filed on March 27, 2009. A copy of the form of the fourteenth supplemental indenture pursuant to which the TNMP 2021 Bonds will be issued is included as a schedule to the TNMP Bond Purchase Agreement.

The terms of the TNMP 2021 Bonds will include customary covenants, including a covenant that requires the maintenance of a debt-to-capitalization ratio of less than or equal to 65%, customary events of default, a cross-default provision, and a change-of-control provision. In the event of a change of control (as defined in the fourteenth supplemental indenture, other than in connection with the pending merger between PNM Resources, Inc. and Avangrid), TNMP will be required to offer to prepay the TNMP 2021 Bonds at par. TNMP will have the right to redeem any or all of the TNMP 2021 Bonds prior to their respective maturities, subject to payment of a customary make-whole premium.

The foregoing description is qualified in its entirety by the TNMP Bond Purchase Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The TNMP 2021 Bonds are not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements and applicable state laws. This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to purchase the TNMP 2021 Bonds or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number     Description

10.1        Note Purchase Agreement, dated July 14, 2021, between Public Service Company of New Mexico and the purchasers named therein.

10.2    Bond Purchase Agreement, dated July 14, 2021, between Texas-New Mexico Power Company and the purchasers named therein.

104     Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: July 14, 2021	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)